Exhibit 99.1

Mangoceuticals Announces Strategic Entry into High Growth Pouch Industry Through Acquisition of Smokeless Technology IP and Appointment of Tim Corkum Ex Philip Morris Executive to Lead High Growth Pouch Division

DALLAS, TX – April 25, 2025 – Mangoceuticals Inc. (NASDAQ: MGRX) (“Mangoceuticals” or “MGRX”), a company focused on developing, marketing, and selling a variety of health and wellness products via a secure telemedicine platform under the brands MangoRx and PeachesRx, is pleased to announce that it has entered into an Intellectual Property Purchase Agreement to acquire all intellectual property, product formulations, know-how, distribution, supplier relationships and related assets of Smokeless Technology Corp. (“Smokeless Tech”), a Canadian-based pouch innovation company specializing in stimulant and functional pouches.

This acquisition marks a strategic expansion into the oral pouch delivery market, which we believe is one of the fastest growing sectors in consumer wellness and alternative nicotine. Mangoceuticals intends to leverage this transaction as an opportunity to both brand additional non-pharmaceutical and nutraceutical products to be sold alongside MangoRx and PeachesRx’s existing product lines as well as an opportunity to integrate Smokeless Tech’s stimulant formulations with pharmaceutical ingredients to be sold under the MangoRx and PeachesRx brand.

We believe that pouches are revolutionizing how consumers absorb wellness ingredients—from energy and mood support to nicotine alternatives and beyond. According to a recent study conducted by Skyquest, the U.S. nicotine pouch market reached $3.13 billion in 2024, with category leader Zyn surpassing $1.6 billion in sales. The Skyquest study further predicts that the global oral pouch market is projected to exceed $37.34 billion by 2032, with functional wellness pouches capturing growing share.

“We expect this acquisition to unlock the next phase of growth for Mangoceuticals, as we believe to have fast-tracked a go-to-market roadmap aligned with what we expect to be one of the most disruptive categories in the market today”, said Jacob Cohen, Founder and CEO of Mangoceuticals, who continued, “For Mangoceuticals, this acquisition represents a rare opportunity to enter the high-growth nutraceutical pouch delivery space, while reaffirming the company’s mission to be an investor and developer of various health and wellness companies with executable business models and intellectual properties.”

In addition, as part of its concerted effort to unlock its next phase of growth, Mangoceuticals has added significant bench strength and professional pedigree to its management team by engaging Consumer Packaged Goods (CPG) veteran and expert, Tim Corkum. Mr. Corkum, who most recently held the position of President at JUUL Labs Canada, previously spearheaded smoke-free initiatives across multiple markets during his tenure with Philip Morris International.

Mangoceuticals intends to leverage Mr. Corkum’s seasoned expertise as an opportunity to both develop newly branded non-pharmaceutical and nutraceutical products as well as to integrate stimulant formulations with pharmaceutical ingredients intended to be sold under the MangoRx and PeachesRx brands.

With the addition of Mr. Corkum to the leadership team, we plan to seek to grow, relying on our immediate strategic synergies—leveraging Mangoceuticals’ established distribution network, compounding pharmacy relationships, and planned upcoming Diabetinol launch, using influencer campaigns and direct-to-consumer sales channels that are already in the process of being deployed. We expect this to position Mangoceuticals as a high-torque nutraceutical platform with multi-format delivery potential, and believe pouches represent the next logical expansion in a fully integrated commercial strategy.

ArcStone Securities and Investments Corp., a cross border financial services firm, acted as the exclusive financial advisor for the transaction.

About Tim Corkum

Tim Corkum brings a wealth of experience and an impressive track record of driving success in global FMCG brands and Fortune 500 companies. With a background deeply rooted in strategic leadership, Tim’s expertise spans across consumer-centric strategies, B2B business plans, and high-performing team development. Tim’s extensive tenure at Philip Morris International solidified his capabilities in business development, sales strategy, and reduced risk product commercialization. Tim’s broad skill set, which includes leading large teams, managing multimillion-dollar budgets, and steering complex commercial projects, positions him as a transformative leader capable of providing valuable insights and strategic direction. Most recently he has served as President of JUUL Labs Canada, where his strategic insights helped the successful launch of the company’s next generation platform. His proven ability to navigate complex regulatory environments further underscores his capability to guide organizations through intricate industry landscapes.

About Mangoceuticals, Inc.

Mangoceuticals, Inc. is focused on developing a variety of men’s and women’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth, hormone replacement therapies, and weight management for men under the brands “MangoRx” and weight management products for women under the brand “PeachesRx”. Interested consumers can visit MangoRx’s or PeachesRx’s telemedicine platform for more information. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s and/or PeachesRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com. To learn more about PeachesRx, please visit www.PeachesRx.com.

About Smokeless Tech Corp.

Smokeless Technology Corp is a Canadian based intellectual property driven company focused on creating stimulant-based pouches for the energy, mood, and nicotine replacement markets. The company has developed a proprietary portfolio of pharmaceutical grade nutraceutical based oral-absorption formulas.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, relating to, among other things: our plans for future development, growth and expansion; statements about the ability of our trials to demonstrate safety and efficacy of our product candidates, and other positive results; the risk that initial drug results are not predictive of future results or will not be able to be replicated in clinical trials or that such drugs selected for clinical development will not be successful; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; the Company’s reliance on third parties to conduct its clinical trials; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; risks associated with interim data; including the risk that final results could differ from interim data released; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes in behavior and spending patterns of purchasers of health care and other of our products and services; changes to applicable laws and regulations, including global health care reforms; and trends toward health care cost containment; the investigation into, outcome of the investigation regarding, and potential lawsuits, claims and actions; the outcome of certain outstanding legal matters, claims and allegations, the requirement that the Company spend cash and management’s resources on such matters, even if the Company ultimately prevails in such matters, risks associated with certain counterparties to lawsuits having significantly greater resources than us, settlements we may choose to enter into in the future and the terms thereof, and potential regulatory reviews, inquiries or lawsuits, which are brought about by claims made in private lawsuits; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; our ability to meet the continued listing requirements of Nasdaq and maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our products which have not been, and will not be, approved by the U.S. Food and Drug Administration (“ FDA “) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“ FFDCA Act “) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; claims, lawsuits and litigation relating to our intellectual property, including allegations that our intellectual property infringes on the intellectual property of others, costs related to any such claims or lawsuits and resources required to expend in connection therewith; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions and risks associated with related party relationships and agreements; the projected size of the potential market for our technologies and products; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; our dependency on third-parties to prescribe and compound our products; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel), tariffs, trade wars, and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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